China Recycling Energy Corporation

Investor Presentation

September, 2014

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance, or achievements

Content

Company Overview

- Leading developer and pioneer company using BOT model to provide waste energy recycling solutions for customers in various energy intensive industries in China
- Currently has 15 existing systems with a total capacity of 141 MW and 6 facilities under construction with a total capacity of 135 MW.
- Nasdaq listed, with market capitalization of US$104.5 million* as of August 28, 2014

** Note: calculated without including the 13,829,074 new shares to be issued to CREG Chairman*

SUMMARY OF PROJECTS


Yida
Zhongbao
Longpeng
Hebei Xuyang
Jitie
Shanxi Datong Coal Group
Tangshan Baoliyuan
Shanxi Datong (2 Systems)
Shandong Boxing
Zibo Fushan
Erdos Phase I - No.1
Erdos Phase I - No.2
Erdos Phase II - No.1
Xuzhou Tian'an
Xuzhou Huayu
Xuzhou Zhongtai
Tangshan Rongfeng
Pucheng Phase I
Shenqiu Phase I
Shenqiu Phase II
Shanxi Jianbang
Existing Systems
Under Construction
Potential Projects

OPERATIONAL FACTS

Major Business Model	Build – Operate – Transfer (BOT)
Waste-to-Energy Solutions	Pressure to energy, heat to energy, gas to energy
Waste Recycling Systems	TRT, CHPG, WGPG, WHPG, CCPP, BMPG, CDQ, BPRT
Key Industry Applications	Iron and steel, nonferrous metal, cement, coal and petrochemical, agriculture industries

FINANCIAL HIGHLIGHTS (US GAAP)

(US$ millions)	2010A	2011A	2012A	2013A
Sales of Systems & Contingent Rental Income	75.6	31.3	1.2	63.2
Gross Profit	18.6	8.3	1.2	15.3
Interest Income on Sales-Type Leases	15.1	22.1	18.2	19.3
Net Income	18.8	18.6	3.4	15.6

Key Milestones


Shanghai TCH established
Carlyle Group's first round strategic investment of US$5 million
CREG and Beijing International Trust formed RMB300 million trust plan
Cinda HK invested RMB200 million
Xi'an TCH receives RMB130MM loan from Industrial Bank
Xi'an TCH entered into RMB285 million Trust Loan Agreements with Zhongrong International Trust
CREG entered into US$50 million Standby Equity Distribution Agreement with YA Global Master SPV Ltd.
2004
2007
2008
2009
2010
2011
2012
2013
2014
Xi'an TCH established
Carlyle Group's second round strategic investment of US$10 million
Carlyle Group's third round strategic investment of US$3 million
CREG listed on Nasdaq Global Market
Xi'an TCH jointly established an energy recycling fund with Hongyuan Huifu for initial amount of RMB 460 million fully subscribed.
CREG Chairman entered into a Share Purchase Agreement with the Company to purchase 13,829,074 shares of common stock of the Company at the market price

Content

Stringent Environmental Standards and Increasing Government Support

- China's fast-growing economy and rapid urbanization has caused environmental issues.
- Chinese government has continuously made investment and implemented policies to curb pollution and reduce wasted energy.
- Chinese government has promoted recycling and encouraged enterprises to implement waste energy recycling projects.
- CREG expects to benefit from recent policy announcements made by the Chinese government. Mr. Li Keqiang, China's Premier and Party Secretary of the State Council, chaired an executive meeting of the State Council in February 2014 to discuss environmental protection, and in particular air pollution.

Total Investment Amount in Environmental Protection in China's Five Year Plan



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
150
477
1,307
3,448
8,393
13,750
31,000
1981-1985
1986-1990
1991-1995
1996-2000
2001-2005
2006-2010
2011-2015
In hundred million RMB

Total Environmental Protection Investment to China's GDP



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.5%
0.7%
0.9%
1.0%
1.3%
1.5%
2.5%
1981-1985
1986-1990
1991-1995
1996-2000
2001-2005
2006-2010
2011-2015

Source: National Bureau of Statistics

Cost-effective Means to Meet Rising Energy Needs

- China's increasing modernization and industrialization has made it one of the world's largest consumers of energy.
- According to the International Energy Agency, China will need to increase its electricity generating capacity to meet its future needs. This demand may mean price increases for electricity in China.
- Cost-effective solutions such as waste-to-energy systems partially address rising energy demand and contribute to reducing pollution and emissions.
- Energy intensive industries such as cement, steel, coking coal and metallurgy industries are prime candidates for our solutions.

Total Electricity Consumption in China


Trillion Kwh
Y-o-Y Growth
0
1
2
3
4
5
6
0%
2%
4%
6%
8%
10%
12%
14%
16%
2.47
2.82
3.25
3.43
3.64
4.19
4.69
4.96
5.32
14%
14%
14%
5%
6%
15%
12%
6%
2005
2006
2007
2008
2009
2010
2011
2012
2013

Total Installed Power Capacity in China


Billion Kw
Y-o-Y Growth
0
0.2
0.4
0.6
0.8
1
1.2
1.4
0%
5%
10%
15%
20%
25%
0.51
0.62
0.71
0.79
0.87
0.96
1.06
1.14
1.25
15%
20%
14%
10%
10%
10%
2005
2006
2007
2008
2009
2010
2011
2012
2013

Source: China Electricity Council

Content

CREG's Waste-to-Energy Systems


CREG
Supply power to customers
Generate power from exhaust pressure, gas & heat
Pressure, gas and heat released in production
Customer

Categories of Systems	Industries	CREG Systems
Waste pressure-to-energy system	Steel, cement, ferroalloy, glass, chemical, petrifaction	TRT BPRT
Waste heat-to-energy system	Steel, cement, coking coal, nonferrous metal, construction materials	CHPG CDQ WHPG
Waste gas-to-energy system	Coking coal, nonferrous metal, chemical	WGPG CCPP
New energy related system	Biomass, coal gangue, geothermal	BMPG

Comprehensive Solutions

- Our customized solutions leverage our waste-to-energy systems to reduce pollution and emissions and generate lower-cost electricity on site for customers.
- Our comprehensive solutions allow our customers to focus their resources on running their core business.

CREG's Comprehensive Solutions


FUNDING
DESIGN
CREG WASTE-TO-ENERGY SYSTEMS
TRANSFER
OPERATION

Win-Win Model

BOT Model	CREG finances, builds and operates a system, and then transfers it to the customer for no/a small fee at the end of the contract term. Customers pay for electricity generated below market rates.
Lease Model	CREG finances and builds a system, leases it to the customer for 5-30 years, and then sells/gives it to the customer when the lease expires.
Investment Model	Both CREG and customers finance and build systems and share in profits over 5-30 years (or indefinitely)

- CREG can provide the initial capex investment for customers in exchange for a long-term production agreement with attractive returns on investment.
- Customers can focus their capital resources on their core businesses while improving their energy efficiency (5%-20% savings) and reducing emissions in compliance with government environmental regulations.

Revenue Recognition

Sales-Type Lease

Sales of Systems	Upon completion of construction, a one-time sale is recorded with approximately 30% margin.
Interest Income on Sales-Type Lease	Interest income is recognized from the recurring cash lease payments over the course of the lease term at a constant periodic rate.
Contingent Rental Income	Contingent rental income is recognized when the actual electricity production is in excess of the minimum lease payments.

Secured Recurring Revenues

CREG's Project Approval Process

Customer targeting (industry or regional top-tier firms)

Information collection and due diligence

Investment decision approved by committee

Board of Directors gives final approval

- Operational periods typically range from 5 to 30 years.
- Electricity sales are secured by long-term electricity generation agreements with customers, including built-in guarantees for minimum operational hours per year.
- Internal systematic approval process, including detailed due diligence, minimizes operational and collection risk.
- For privately-owned companies, CREG requires mortgage, collateral, personal and third party guarantees and/or three months of upfront payments.

Projects

Number of Systems	15 systems under sales-type leases	6 projects under construction	5 potential projects
Total Installed Capacity	141 MW	135 MW	299 MW
Project Life	5-30 years		
Price of Electricity Generated by CREG	15-25% discount to market price		
Payback Period	Typically 3-6 years		

15 Existing Systems

Type	System Name	MW	Minimum Annual Recurring Cash Flow Receipts (US$ in Millions)*
TRT	Zhangzhi	9.0	2.1
BMPG	Pucheng Phase I	12.0	3.7
	Pucheng Phase II	12.0	3.7
WHPG	Zhongbao	7.0	2.9
BMPG	Shenqiu Phase I	12.0	3.5
	Shenqiu Phase II	12.0	2.9
BPRT	Shanxi Datong No.1	3.0	1.2
	Shanxi Datong No.2	3.0	1.2
Power and Steam Generating System	Erdos Phase I-No.1	9.0	2.9
	Erdos Phase I-No.2	9.0	2.9
	Erdos Phase II-No.1	9.0	2.9
	Erdos Phase II-No.2	9.0	2.9
	Erdos Phase II-No.3	9.0	2.9
WHPG	Jitie	11.0	3.5
WGPG	Yida	15.0	5.9


Project Life
2010
2015
2020
2025
2030

Note: exchange rate of RMB 6.1528 to US $1.00 as of June 30, 2014

Projects Backlog

Under Construction

Type	System Name	Investment US$ in Millions*)	MW	IRR	Payback Period	Project Life (Year)	Expected Completion
CDQ	Xuzhou Tian'an	33	25.0	26%	5	20	2H15
WGPG	Shanxi Datong Coal Group	20	15.0	22%	5	30	2H14
CDQ	Xuzhou Huayu	33	25.0	26%	5	20	2H15
CDQ	Shandong Boxing	33	25.0	27%	5	20	2H14
CDQ	Xuzhou Zhongtai	34	25.0	35%	4	20	2H15
CDQ	Tangshan Rongfeng	24	20.0	45%	3	20	1H16

Potential Projects

Type	System Name	Investment (US$ in Millions*)	MW	IRR	Payback Period	Project Life (Year)	Status
CDQ	Longpeng	36	20.0	31%	4	20	Contract
CDQ	Tangshan Baoliyuan	31	20.0	35%	4	20	Contract
CDQ	Zibo Fushan	24	15.0	40%	3	15	Framework agreement
CDQ	Shanxi Jianbang	260	194.0	39%	3	20	Framework agreement
CDQ	Hebei Xuyang	81	50.0	NA	NA	20	Framework agreement

** Note: exchange rate of RMB 6.1528 to US$1.00 as of June 30, 2014*

Case Study for BOT System

Location of system: Tongchuan City, Shaanxi Province
System type: CHPG
Total installed capacity: 12 MW
Payback period: 3 years



2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
…
4Q13
1Q14…
Design
CREG
Funding
CREG
Total investment: US$7.05M
Loan: US$0.0
Building
CREG
Sales of systems: US$9.16M
Contingent rental income: US$2.73 M
Interest income on sales-type lease: US$8.71 M
Operation
CREG
Maintenance expenses: US$2.05 M
Transfer
Customer
Transfer price: US$0.0

Business Risk Mitigation

BUSINESS RISK	MITIGATION
Quality of client base and potential collection risk	• Target sizable companies with strong reputations and good financial conditions • Strict internal approval process including detailed due diligence to minimize operational and collection risk • Payments from customers are collateralized by assets of the customer and/or third party guarantees
Potential slowdown in key markets due to the government's policy of "Elimination of Outdated Capacity"	• Chinese government has issued several favorable policies for renewable energy sector as part of the 12th five-year plan • Industry players are encouraged by the government to install waste energy recycling systems, which enable them to improve energy efficiency as well as reduce environmental pollution • Diversify the business within different potential industries to minimize overall industry risk
Substantial financial and technical resources required upfront	• In exchange for upfront capital investment, CREG requires secured power generating capacity during the operation period and guaranteed attractive IRR from each system • Cash flow generated from the existing systems is stable
Potential volatility of ongoing cash flow	• Cash flow is secured by long-term electricity production agreements with guarantees of minimum annual payments • Potential upside of the return if client purchases additional electricity beyond the minimum purchase commitments
Concentration risk of having a relatively small number of systems	• Strong project pipeline that comprises of 6 projects under construction and 5 projects with contracts or framework agreements signed with the counter-parties • Experienced management team is well connected in the industries and has a strong track record of bringing in new projects

CREG

Content

Comprehensive Capabilities

- Win-win model
- Competitive R&D and application capabilities
- Strong institutional investor support
- Proven execution capabilities and track record by experienced management team
- Long-term strong relationships with design & engineering institutes and equipment suppliers


Entry Barriers
Capital
Track record
Experience
Technology
Customer Relationships

Win-Win Model

- CREG's comprehensive solutions, combining financing, design, EPC/turnkey, and project operations, help customers reduce pollution and emissions, and improve energy efficiency at economic cost.
- CREG's power systems generate low-cost electricity because there are no external fuel sources required.

Power Type	Current Market Share	Capital Investment per KW (US$)	Power Generation Cost per KW (US$)
CREG's Waste Heat & Pressure Systems	**0.08%**	**500-1,700**	**0.0043-0.0100**
Thermal Power	72.22%	640-1,140	0.0214-0.0271
Hydroelectricity	26.80%	860-1,430	0.0057-0.0129
Nuclear Power	0.70%	1,450-1,670	0.0229
Solar Power	0.08%	2,000-2,570	0.2857-0.4286
Others	0.10%	1,140-1,430	0.0170-0.0230

Source: Industrial Association's Reports and CREG's Estimates

CREG

Strong R&D and Technical Capabilities

- **Solid experience in renewable energy systems in various industries including iron, steel and nonferrous metal, cement, coal, and petrochemicals, among others**
  - CREG's TRT systems are superior to those of its competitors due to the inclusion of advanced dry-type de-dusting technology, joined turbine systems, and automatic power grid synchronization
  - Erdos metallurgical project is the world's largest power and steam generating system (120MW) utilized in the silicon alloy production
  - Zhonggang Binhai project is the first TRT system (7MW) used in nickel-steel production

- **One self-owned patents as well as four authorized-to-use patents**
  - Will be applying for 10 patents stemming from Erdos power and steam generating systems
  - Strong R&D capability with both in-house and outsourced support as well as the flexibility to customize and better meet customers' energy recovery needs
  - CREG's design institute is capable of consulting, engineering and supervising responsibilities for TRT, waste heat, and waste gas power generation projects that are applicable to diverse industrials
  - Access to latest energy and waste to energy technologies via cooperation with the South China University of Technology School of Power and Electricity and Xi'an University of Architecture and Technology
  - Cooperation with design institutes and companies in the steel, construction materials, metallurgy, chemical, and petrochemical sectors to realize better integration of power generation with main facilities in these industries
  - A team of 40+ dedicated engineers, 80% of whom have over 15 years of experience, and 50% are certified senior engineers

Strong Institutional Investor Support

Energy Recycling Fund Created by CREG and Hongyuan Huifu in 2013

On June 25, 2013, CREG and Hongyuan Huifu Venture Capital Co. Ltd ("Hongyuan Huifu") jointly established Hongyuan Recycling Energy Investment Management Beijing Co., Ltd. to manage a fund that will be used for financing three coke dry quenching ("CDQ") waste heat power generation stations.

An initial amount of RMB 460 million (US$74 million) for the fund has been fully subscribed.

SEDA Signed in 2014

On July 8, 2014, CREG entered into a Standby Equity Distribution Agreement with YA Global Master SPV Ltd. ("YA Global"). Under the terms of the agreement, YA Global is committed to purchasing up to US$50 million of the Company's common stock over a period of 2 years.

CREG has absolute discretion to determine the timing of the capital raise at the right price.

Experienced Management

Mr. Ku Guohua ***Founder, CEO, and Chairman***	• Chief Executive Officer since 2008. • More than 20 years of experience in TRT technology, design, R&D, and project management • From 1979 to 2003, Mr. Ku served in multiple capacities at Shaanxi Blast Air Blower (Group) Co., Ltd., the largest waste pressure power generation equipment manufacturer of China, and held different positions in R&D, marketing and management, including Head of R&D for the first fully domestic-made TRT system in China in 1984.
Mr. David Chong ***CFO***	• More than two decades of experience in medium to large, private and publicly listed manufacturing companies • Familiar with Chinese, Singaporean, American, European, and other capital markets • Qualification from the Association of Chartered Certified Accountants (ACCA) • Joined the Company in December 2010
Mr. Wu Zhigang ***Vice President, Finance***	• Responsible for the securities and financing activities of the Company • Over 10 years of experience at Guotai-Junan Securities and Zhongzheng Investment • Joined the Company in October 2007

Independent Directors

Mr. Chungui Shi	• Currently serves as a non-executive director or independent director for Aluminum Corporation of China Limited (NYSE: ACH), Intime Department Store (Group) Company Ltd. (SEHK: 1833), China National Materials Company Ltd. (SEHK: 1893), Xi'an City Commercial Bank. • Previously served as Vice Chairman of the Board of Directors, Tianjin Steel Pipe (Group) Corporation; Vice President, China Cinda Asset Management Co. Ltd; Vice President of the Investment Association of China; and Deputy Governor of China Construction Bank. • Bachelor degree in Finance from Dongbei University of Finance and Economics. • Senior Chinese economist.
Mr. Albert McLelland	• Currently Senior Managing Director for AmPac Strategic Capital, LLC. Prior to founding AmPac, Director of Financial Advisory Services at PricewaterhouseCoopers' (PwC) and member of the Chairman's Key Account Management (KAM) team. • Currently serves as the Audit Chair of China Housing and Land Development, Inc. and served as Chairman of the Special Committee for the sale of China Fire & Security Group. Adjunct Professor teaching "Venturing in China" at the Caruth Institute for Entrepreneurship at the Cox School of Business at Southern Methodist University as well as Guest Lecturer at the Fudan University School of Management in Shanghai. • MBA from the University of Chicago and Master of International Affairs from Columbia University.
Mr. Yulong Ding	• Currently serves in instructional and leadership roles at the University of Birmingham, as a director for Netscientific Solutions (HK) and Nanjing Jinhe Energy Materials Ltd., and as the Editor-in-Chief of the Journal of Energy Storage Science & Technology. • Previously served as the (i) Director of the Joint Institute for Energy Storage Research of University of Leeds, (ii) Director of the Birmingham Centre for Thermal Energy Storage and Birmingham Centre for Cryogenic Energy Storage, (iii) Professor of Chemical Engineering, (iv) HPS Professor of Cryogenic Energy Storage at the Royal Academy of Engineering, (v) professor and department director at the Institute of Process Engineering, and (vi) director for Dispersia Ltd (UK),.

Strong Relationships

Relationships with industrial giants

Sino-Steel Group - China's largest nickel steel plant

Erdos Metallurgy - the world's largest ferrosilicon alloy plant

Shengwei Cement Group - major Chinese cement producer

Chengli Gas Supply - major coking plant

Jiangsu Tianyu Energy and Chemical Group - major coking plant

Long-term cooperation with top-class design & engineering institutes, and major equipment suppliers

西安交通大學 XI'AN JIAOTONG UNIVERSITY

中航世新燃气轮机股份有限公司 CHINA AVIATION GAS TURBINE CO., LTD

中国凯盛国际工程有限公司 南京凯盛水泥工业设计研究院 CTIEC NANJING TRIUMPH CEMENT INDUSTRY DESIGN & RESEARCH INSTITUTE

MCC 上海宝冶建设有限公司 SHANGHAI BAOYE CONSTRUCTION CORP., LTD

山东胜动石油机械有限公司 SHANDONG SHENGDONG OIL FIELD MACHINERY CO.,LTD

杭州锅炉集团股份有限公司 HANGZHOU BOILER GROUP CO., LTD

CREG

Strategic Events


Deloitte
德勤

Deloitte 2011 Cleantech
Top 20 award ceremony



CREG signed strategic cooperation
agreement with Norwegian
government in 2010


CREG
CREG
NASDAQ
LISTED

CREG listed on Nasdaq Global
Market in 2010


全面推动节能服务产业发展

CREG signed strategic cooperation
agreements with ESCO Committee of
China Energy Conservation Association
and Bank of Beijing in 2010



CREG signed strategic cooperation
agreement with China Cinda Asset
Management Co., Ltd. in 2010

Competitive Landscape

- **Fragmented but Competitive Industry**
  - As China's energy recycling market evolves, there are currently a lot of small players specialized in one type of waste energy recycling or one industry in the waste energy recycling market
  - CREG is pioneer company using a BOT model to provide energy saving and recovery facilities for multiple energy intensive industries in China
- **A Well-Rounded Full Services Provider**
  - CREG is a leader in combining bank, design institute, EPC/turnkey provider, and project operator functionalities
- **Limited Competition in Focus Areas**
  - CREG offers a competitive alternative to TRT systems developed in-house and has relatively limited competition from other outsourcing options
  - WGPG technology is relatively new to China, and there are few sizable factories capable of developing their own systems; most existing WGPG systems are small in scale
  - One of the earlier pioneers in CDQ technology with significant market share in the sector

CREG

29

Publicly Traded Peers

Company	Listing Venue	Stock Price*	Market Cap*	PE Ratio*	Total Revenues (2013)	Net Income (2013)
CREG	**Nasdaq**	**US$1.51**	**US$104.5 million****	**4.87**	**US$63.2 million**	**US$15.6 million**
Dalian EAST New Energy Development	Shenzhen GEM	RMB19.92 (US$3.24)	US$382.3 million	116.54	US$68.4 million	US$3.6 million
Top Resource Conservation Engineering	Shenzhen GEM	RMB13.03 (US$2.12)	US$697.3 million	34.22	US$53.4 million	US$19.4 million
China Conch Venture Holdings Ltd.	Hong Kong	HK$18.08 (US$2.33)	-	11.89	US$243.4 million ***	US$54.1 million ***

** Note: as of August 28, 2014; exchange rate of RMB 6.1495 to US$1.00, Yahoo Finance; exchange rate of HK$7.7502 to US$1.00, Yahoo Finance*
*** Note: calculated without including the 13,829,074 new shares to be issued to CREG Chairman*
**** Note: revenues and net income were generated from the energy recycling business of China Conch Venture whose main business is building materials and cement.*

Content

Growth Strategy

Integrated Solution

- Initiate large-scale total solutions that combine pressure, heat, and gas recovery projects at one site

Focus on Key Industries

- Continue to grow market share in key industries i.e. metal, cement and coal

Acquisitions

- Selectively acquire energy recycling projects to diversify and enhance the project portfolio

CREG

Expand Service Applications

- Further develop new applications for energy recycling, such as glass, ceramics, magnesium and aluminum

Geographical Expansion

- Explore opportunities to enter into new markets outside of China

Continue to Enhance R&D Capability

- Maintain technological advantage and provide more advanced solutions to customers

Content

1. Company Overview
2. Industry and Market Overview
3. Business Overview
4. Competitive Advantages
5. Growth Strategy
6. Financial Overview
7. Investment Highlights
8. Appendix

Financial Overview

Total Sales and Interest Income on Sales-Type Leases (US$ in Millions)


100
80
60
40
20
0
15.14
75.61
19.34
63.19
7.05
44.24
22.10
31.29
18.23
1.25
8.55
28.25
12.42
19.33
2009
2010
2011
2012
2013
1H13
1H14
Interest Income on Sales-Type Leases
Total Sales (Sales of Systems & Contingent Rental Income)

Net Income (US$ in Millions)


20
15
10
5
0
9.71
18.84
18.64
3.41
15.63
7.03
9.71
2009
2010
2011
2012
2013
1H13
1H14
Net Income

Financial Overview (cont')

BALANCE SHEET			
(US$ in millions)	**December 31, 2013 (Audited)**	**June 30, 2014 (Unaudited)**	**Change**
Cash and cash equivalents	7.70	6.62	-14.1%
Current portion of investment in sales type leases, net	9.06	7.77	-14.2%
Total current assets	23.50	25.33	7.8%
Total assets	283.95	355.48	25.2%
Total current liabilities	31.98	52.04	62.7%
Total liabilities	128.93	192.27	49.1%
Total shareholders' equity	154.68	162.91	5.3%
Total liabilities and equity	283.95	355.48	25.2%

Financial Overview (cont')

As of June 30, 2014, the future minimum rentals to be received on non-cancelable sales-type leases by years are as follows:

Unit: US$

2014	45,950,886
2015	44,636,372
2016	44,636,372
2017	44,636,372
2018	44,452,417
2019-2043	386,693,916
Total	611,006,335

Content

Investment Highlights

Leading Developer of Waste Energy Recycling Projects in China

- Offers waste energy recycling systems for various industries, including iron and steel, non-ferrous metal, cement, coal and petrochemical plants
- Proven track record of developing and operating energy recycling projects
- 15 systems under sales-type leases and 6 projects under construction, with a total capacity of 276 MW
- Strong project pipeline provides substantial growth potential

BOT Business Model as A Key to Market Success

- The only U.S. listed Chinese solutions provider for the waste energy recovery industry that serves multiple verticals
- Offers affordable and flexible financial solutions for reducing energy costs and emissions while extending the life of primary manufacturing equipment
- Secures attractive return on investments by long-term electricity production agreements

Favorable Market Dynamics and Strong Government Support

- Serves a niche market with high barriers to entry
- Tax incentives: 15% preferential corporate income tax (versus 25%); "Energy Management Contract" (EMC) qualifies the company for additional tax incentives
- Stricter environmental regulations in key industries call for greater energy efficiency
- Rapidly growing Chinese economy requires significant industrial expansion, broadening the potential client base for CREG technology and service

Investment Highlights (cont')

Blue-Chip Clients	• Long-standing relationship with existing and potential customers in target industries as well as with municipal governments, which often sponsor or subsidize potential customers to utilize CREG's projects • The existing blue-chip clients include Sino-Steel Group (China's largest nickel steel plant), Erdos Metallurgy Co. (the world's largest ferrosilicon alloy plant), Shengwei Cement Group (major Chinese cement producer) and Chengli & Tianyu Coke Dry Quenching (CDQ) (major coking plants)
State-of-the-Art Technology	• Self-owned R&D center as well as several partnerships with design and engineering institutions • Diversified energy recovery solutions and technologies that enable clients to convert energy in form of pressure, heat and gas into electricity at much lower cost than traditional energy • Superior technology including advanced dry- type de- dusting technology, joined turbine systems, automatic power grid synchronization, and coke dry quenching technology
Highly Experienced Management Team with Proven Track Record	• Each of CREG's senior managers has years of experience within the waste recycling energy industries, and brings insight into the business operation philosophies • Track record of continuously bringing in new projects and delivering growth and maintaining profitability since the inception of the waste recycling energy business
Sustainable Cash Revenue and Strong Growth Potential	• Guaranteed minimum annual payment of each existing projects brings long-term stable cash revenue to the Company • CREG is also able to capitalize on the potential growth from additional projects in the pipeline

Content

CREG's Waste-to-Energy Systems

System	Description	Application	Sample
TRT	Top gas Recovery Turbine unit, a system that utilizes high pressured gas emitted from the steel blast furnace top to drive turbine units and generate electricity	Steel plants	
CHPG	Cement Heat Power Generation, a system that collects the waste heat from the entrance and exit ends of cement rotary kilns to generate electricity	Cement plants	
WGPG	Waste Gas Power Generation, a system that utilizes flammable waste gas from coal mining, petroleum exploitation and refinery processing as a fuel source to generate electricity	Oil refinery plants and coal mining	
BPRT	Blast Furnace Power Recovery Turbine, a system that utilizes high pressured gas emitted from the steel blast furnace top to drive turbine units and generate electricity	Steel plants	
CDQ	Coke Dry Quenching Power Generation, the system uses gas, instead of water, in an enclosed system to cool the heated coke. The heated gas is then recycled to generate electricity.	Steel plants and coking	
WHPG	Waste Heat Power Generation, a system that utilizes waste heat generated in industrial production to generate electricity	Building materials, chemical engineering and metallurgy	
BMPG	Biomass Power Generation, a new energy alternative that utilizes agriculture waste, such as straw, wood, and biogas, as fuel to generate power	Agriculture and forestry	

Thank You !

Contact information:

Mr. David Chong
CFO & Board Secretary
12/F, Tower A, Chang An International Building,
No.88 Nan Guan Zheng Jie, Xi'an, China 710068
Tel: +86-13701813139 / +65-9721 6163
Email: chongscd@creg-cn.com